United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 21, 2013

Date of Report

BISON PETROLEUM, CORP.

(Exact name of Registrant as specified in its Charter)

Nevada	000-54574	42-1771342
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2625 E. Cottonwood Park, Suite 503

Salt Lake City, Utah 84121

 (Address of Principal Executive Offices)

(801) 990-3180

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 21, 2013, we entered into an Agreement with L. Alex Scarbrough Jr., an experienced hard minerals geologist to provide services to the Company including, but not limited to, geological consulting, management of field operations, representation on technical and management committees and preparation of a qualify report for a fee of $500 per day, with a three day per month minimum.  See Item 9.01, Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

10.1

Scarbrough Geological Agreement dated October 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BISON PETROLEUM, CORP.

Date:	October 25, 2013	By:	/s/ Antonio Martinez-Guzman
Antonio Martinez-Guzman
President

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